Exhibit 10.35
EXECUTION VERSION
GOLDMAN SACHS BANK USA
6011 Connection Drive
Irving, Texas 75039
PRIVATE AND CONFIDENTIAL
October 25, 2011
Fingerhut Receivables I, LLC
6509 Flying Cloud Drive
Suite 101
Eden Prairie, MN 55344
Attention: Executive Vice President & Chief Financial Officer
Bluestem Brands, Inc.
6509 Flying Cloud Drive
Eden Prairie, MN 55344
Attention: Senior Vice President & General Counsel
Amendment Letter
Ladies and Gentlemen:
     This letter agreement amends (i) the commitment letter agreement, dated as of July 19, 2011, entered into by Goldman Sachs Bank USA (“GS Bank”), JPMorgan Chase Bank, N.A., The Royal Bank of Scotland pIc, Riverside Funding LLC, Deutsche Bank AG, New York Branch, and PNC Bank, National Association (each, a “Lender”), Fingerhut Receivables I, LLC (the “Company”) and Bluestem Brands, Inc. (“Bluestem”) (the “Commitment Letter”) and (ii) the fee letter, dated as of July 19, 2011, entered into by the Company, Bluestem and each Lender in connection with the Commitment Letter and the amended credit facility contemplated thereby (the “Fee Letter”). Capitalized terms used but not defined herein shall have the meanings given to them in the Commitment Letter.
     1. Amendment to Commitment Letter. The sixth paragraph of the commitment Letter is hereby amended and restated in its entirety as follows:
“The commitment and the other agreements of the Lenders hereunder shall terminate upon the first to occur of (i) at the election of any Lender, a material breach by Bluestem or the Company under this Commitment Letter or the Fee Letter, (ii) the time of the closing of the Amended Credit Facility on the terms and subject to the conditions contained herein, and (iii) December 31, 2011.”

     2. Amendment to Fee Letter. Paragraph 2(a) of the Fee Letter is hereby amended and restated in its entirety as follows:
“(a) 0.50% of the amount of the Incremental Revolving Commitment of such Lender under the Amended Credit Agreement as shown on Appendix A hereto, which shall be earned on the date hereof and shall be payable on the earlier to occur of (1) the Effective Date and (2) October 31, 2011.”
     3. Confidentiality. This letter agreement may not be disclosed to any third party or circulated or referred to publicly without the prior written consent of each Lender, except as may be required by law or compulsory legal process.
     4. Ratification of Commitment Letter and Fee Letter. Except as modified by this letter agreement, the Commitment Letter and the Fee Letter remain in full force and effect and are hereby ratified and confirmed. From and after the date hereof, any reference to the Commitment Letter or the Fee Letter shall be to such agreement as modified by the terms of this letter agreement.
     5. Miscellaneous.
          (a) Applicable Law. THIS LETTER AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) THEREOF.
          (b) Counterparts. This letter agreement may be signed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall collectively constitute one and the same agreement. Delivery of an executed signature page to this letter agreement by facsimile transmission or other electronic image scan transmission (e.g., “PDF” or “tif” via email) shall be as effective as delivery of a manually signed counterpart of this letter agreement.
          (c) Headings. The headings of this letter agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

     Please confirm that the foregoing is in accordance with your understanding by signing and returning to us a copy of this letter, which shall become a binding agreement upon our receipt.
Sincerely,
GOLDMAN SACHS BANK USA, as Administrative Agent and as Lender

By:	/s/ Jason P. Gelberd Authorized Signatory

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JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Bradford R. Kuhn Name: Bradford R. Kuhn
Title: Duly Authorized Signatory
THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By:	RBS Securities Inc., as agent

By:	/s/ Gregory S. Blanck Name: Gregory S. Blanck
Title: Managing Director
WINDMILL FUNDING CORPORATION,
as a Noncommitted Conduit Lender for The Royal Bank of Scotland pic

By:	/s/ Jill A. Russo Name: Jill A. Russo
Title: Vice President
PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Graham Holding Name: Graham Holding
Title: Commercial Banking Officer
RIVERSIDE FUNDING LLC,
as a Committed Conduit Lender for Deutsche Bank AG, New York

By:	/s/ Jill A. Russo Name: Jill A. Russo
Title: Vice President

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ACKNOWLEDGED AND ACCEPTED AS OF THE DATE ABOVE:
BLUESTEM BRANDS, INC.

By:	/S/ Mark P. Wagener
Name: Mark P. Wagener Title: Executive Vice President
FINGERHUT RECEIVABLES I, LLC

By:	/S/ Mark P. Wagener
Name: Mark P. Wagener Title: Executive Vice President
Amendment Letter

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